UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08659

THE HENSSLER FUNDS, INC.
(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia			30144
(Address of principal executive offices)			(Zip code)

Gene W. Henssler 3735 Cherokee Street, Kennesaw, Georgia 30144
(Name and address of agent for service)

With copy to: Reinaldo Pascual, Esq. Kilpatrick Stockton LLP 1100 Peachtree Street, N.E., Suite 2800 Atlanta, Georgia 30309

Registrant’s telephone number, including area code:		(800) 936-3863

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2006 – April 30, 2007

Item 1.    Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

THE HENSSLER

EQUITY FUND

Lighting the Way

ANNUAL REPORT

APRIL 30, 2007

THE HENSSLER EQUITY FUND

3735 CHEROKEE STREET

KENNESAW, GA 30144

1-800-936-3863

WWW.HENSSLER.COM

TABLE OF CONTENTS
April 30, 2007

Letter to the Shareholders	2-3

Performance History	4

Expenses	5

Top Ten Holdings & Asset Allocation	6

Schedule of Investments	7-10

Statement of Assets & Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14-15

Notes to the Financial Statements	16-19

Additional Information	20-21

Independent Directors & Officers	22-23

Report of Independent Registered Public Accounting Firm	24

LETTER TO THE SHAREHOLDERS
April 30, 2007

May 23, 2007

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (The Fund). The Fund’s return for the last year through April 30, 2007 was 12.57%. During the last five years ending April 30, 2007, The Fund has returned 6.82% on an annualized basis. On an annualized basis, The Fund has returned 6.46% since The Fund’s inception on June 10, 1998 through April 30, 2007.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance maybe lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

While our returns since inception are better than the market’s, results have lagged over the last couple of years. Despite the strong earnings reported by many of our holdings, relative valuations have decreased. We believe this type of behavior will not continue indefinitely.

High quality stocks have started to perform better. Many of our stocks continue to report strong results and their share prices have increased as a result. For example, one of the stocks that we own is The Goldman Sachs Group, Inc. Goldman Sachs continues to prosper in this environment by taking part in many of the mergers and acquisitions that have been recently announced, generating tremendous fee income.

Our investment strategy remains intact. We will seek to buy only the financially strongest companies around. We always want to own companies that will not only survive the next recession but also the next depression.

Overall, the economy continues to report positive results. Corporate profits continue to rise, and many corporations are starting to pay dividends or increase their dividends based on their strong future prospects. Surprisingly, during these robust times, valuations on many stocks have decreased. We think this trend will not persist.

Currently, we are slightly over-weighted in Consumer Staples, Industrials, Materials and Healthcare. Since the last report, we have initiated new positions in Alcon Inc., American International Group, Inc., Ansys, Inc., Apple, Inc., Genlyte Group, Inc., McCormick and Co., Medtronic, Inc., and Patterson Companies, Inc.

While adding those new high quality stocks, we also eliminated several positions. During the past six months we sold Broadridge Financial Solutions, Inc., Citigroup, Inc., Intel Corp., Microsoft Corp., Omnicare Inc., and SLM Corp. We are confident that our decisions enhanced the quality of The Henssler Equity Fund and will contribute positively to The Fund’s performance.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our web site at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Through our web site, we provide details each quarter on our top 10 holdings, industry allocation and other statistics. The web site also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

On behalf of our board of directors and management team, we thank you for the trust and confidence you have shown by using The Henssler Equity Fund as your investment vehicle. We will continue to focus our best efforts exclusively on the one fund we manage, The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D.	Theodore L. Parrish, CFA
Co-Manager	Co-Manager

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. Please read and consider this information carefully before you invest your or send money.

PERFORMANCE HISTORY
April 30, 2007

Performance of $10,000 Initial Investment

For the Period June 10, 1998 (inception of fund) to April 30, 2007

Average Annual Total Return for the Period Ended April 30, 2007

				Investment Value
				Assuming $10,000
			Since	Investment at	Expense
	One Year	Five Year	Inception(a)	June 10, 1998	Ratio
The Henssler Equity Fund	12.57%	6.82%	6.46%	$17,445	1.31%
S&P Total Return(b)	15.24%	8.53%	5.86%	$16,690

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance can not guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

(a)          The Henssler Equity Fund began operation on June 10, 1998.

(b)         The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index. Unlike the index, The Fund does not have any holdings in the Telecommunications or Utilities sectors.

EXPENSES
April 30, 2007

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2006
	November 1, 2006	April 30, 2007	Through April 30, 2007
Actual Fund Return	$1,000.00	$1,080	$6.72
Hypothetical Fund Return	$1,000.00	$1,018	$6.52

*                 Expenses are equal to The Fund’s annualized expense ratio of 1.30%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 7.96% for the six-month period of November 1, 2006 to April 30, 2007.

TOP TEN HOLDINGS & ASSET ALLOCATION
April 30, 2007

Top Ten Holdings
(% of Net Assets)

PepsiCo, Inc.	4.07%
UnitedHealth Group, Inc.	4.06%
Exxon Mobil Corp.	4.03%
Energy Select Sector SPDR	3.79%
The Goldman Sachs Group, Inc.	3.50%
Target Corp.	3.36%
Materials Select Sector SPDR	3.03%
Church & Dwight Co., Inc.	2.99%
Johnson & Johnson	2.86%
T. Rowe Price Group, Inc.	2.80%
34.49%

Asset Allocation
(% of Net Assets)

Consumer Discretionary	9.52%
Consumer Staples	16.18%
Energy	5.56%
Financials	17.20%
Healthcare	16.42%
Industrials	11.91%
Information Technology	12.02%
Exchange Traded Funds	6.82%
Short Term Investments	4.38%
Liabilities in Excess of Other Assets	-0.01%
100.00%

THE HENSSLER EQUITY FUND SCHEDULE OF INVESTMENTS
April 30, 2007

	Shares	Value

COMMON STOCKS - 88.81%

Consumer Discretionary - 9.52%
Building-Residential/Commercial - 1.27%
Lennar Corp.	34,500	$1,473,495

Consumer Products Miscellaneous - 1.51%
Fortune Brands, Inc.	22,000	1,762,200

Multimedia - 2.45%
The Walt Disney Co.	81,325	2,844,748

Retail-Major Department Stores - 4.29%
Lowe’s Companies, Inc.	35,500	1,084,880
Target Corp.	65,870	3,910,702
		4,995,582

Total Consumer Discretionary		11,076,025

Consumer Staples - 16.18%
Beverages-Non-alcoholic - 4.07%
PepsiCo, Inc.	71,675	4,737,001

Cosmetics & Toiletries - 2.99%
Church & Dwight Co., Inc.	68,500	3,475,005

Food-Wholesale-Distribution - 6.46%
McCormick & Co., Inc.	52,500	1,948,800
Procter & Gamble Co.	41,300	2,656,003
SYSCO Corp.	88,950	2,912,223
		7,517,026
Retail-Drug Stores - 2.66%
Walgreen Co.	70,670	3,102,413

Total Consumer Staples		18,831,445

Energy - 5.56%
Oil & Gas - 1.53%
Apache Corp.	24,600	1,783,500

Oil Company-Integrated - 4.03%
Exxon Mobil Corp.	59,014	4,684,531

Total Energy		6,468,031

The accompanying notes are an integral part of these financial statements.

	Shares	Value

Financials - 17.20%
Commercial Banks-Southern U.S. - 2.13%
Synovus Financial Corp.	78,500	$2,477,460

Insurance - 1.50%
American International Group, Inc.	25,000	1,747,750

Insurance-Multi-Line - 2.69%
Lincoln National Corp.	44,000	3,130,600

Investment Management/Advisory Services - 6.30%
The Goldman Sachs Group, Inc.	18,600	4,066,146
T. Rowe Price Group, Inc.	65,600	3,259,008
		7,325,154
Money Center Banks - 4.58%
Bank of America Corp.	56,600	2,880,940
The Bank of New York Co., Inc.	60,500	2,449,040
		5,329,980

Total Financials		20,010,944

Healthcare - 16.42%
Healthcare-Distributor & Services - 1.58%
Patterson Cos, Inc. **	51,000	1,839,060

Healthcare-Equipment & Supplies - 1.04%
Medtronic, Inc.	23,000	1,217,390

Medical Instruments - 1.81%
Stryker Corp.	32,400	2,104,056

Medical Products - 5.75%
Alcon, Inc.	11,500	1,551,695
Baxter International, Inc.	32,000	1,812,160
Johnson & Johnson	51,770	3,324,670
		6,688,525
Medical-Drugs - 2.18%
Teva Pharmaceutical Industries Ltd. - ADR	66,175	2,535,164

Medical-HMO - 4.06%
UnitedHealth Group, Inc.	89,100	4,727,646

Total Healthcare		19,111,841

The accompanying notes are an integral part of these financial statements.

	Shares	Value

Industrials - 11.91%
Auto-Medium & Heavy Duty Trucks - 1.64%
PACCAR, Inc.	22,765	$1,911,763

Diversified Industrials - 2.15%
3M Co.	30,200	2,499,654

Diversified Manufacturing - 8.12%
Emerson Electric Co.	66,000	3,101,340
General Electric Co.	68,535	2,526,200
Genlyte Group, Inc. **	16,000	1,248,160
Illinois Tool Works, Inc.	50,100	2,570,631
		9,446,331

Total Industrials		13,857,748

Information Technology - 12.02%
Computer Software - 1.23%
Ansys, Inc. **	28,000	1,433,600

Computer-Micro - 2.34%
International Business Machines Corp.	26,600	2,718,786

Computers & Peripheral - 1.07%
Apple, Inc. **	12,500	1,247,500

Data Processing-Management - 1.79%
Automatic Data Processing, Inc.	46,500	2,081,340

Electronic Components-Semiconductors - 0.95%
Applied Materials, Inc.	57,700	1,108,994

Networking Products - 2.43%
Cisco Systems, Inc. **	105,500	2,821,070

Office Automation & Equipment - 2.21%
Diebold, Inc.	54,000	2,574,180

Total Information Technology		13,985,470

TOTAL COMMON STOCKS (COST $72,028,621)		103,341,504

The accompanying notes are an integral part of these financial statements.

	Shares	Value

EXCHANGE TRADED FUNDS - 6.82%
Chemical-Diversified - 3.03%
Materials Select Sector SPDR	91,000	$3,525,340

Oil Company-Integrated - 3.79%
Energy Select Sector SPDR	69,500	4,407,690

TOTAL EXCHANGE TRADED FUNDS (COST $5,489,168)		7,933,030

SHORT TERM INVESTMENTS - 4.38%
Fifth Third Institutional Money Market Fund, 5.16%^	5,090,610	5,090,610

TOTAL SHORT TERM INVESTMENTS (COST $5,090,610)		5,090,610

TOTAL INVESTMENTS (100.01%) (COST $82,608,399)		116,365,144

TOTAL LIABILITIES LESS OTHER ASSETS (-0.01)%		(9,532)

TOTAL NET ASSETS (100.00%)		$116,355,612

**	Non Income Producing Security
^	Variable Rate Security; the coupon rate shown represents the rate at April 30, 2007.
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS & LIABILITIES
April 30, 2007

Assets:
Investments, at Market Value (cost $82,608,399)	$116,365,144
Receivables:
Fund shares sold	70,979
Dividends and interest	70,917
Prepaid insurance	25,931
Total assets:	116,532,971

Liabilities:
Payables:
Fund shares redeemed	51,152
Advisory fees due to adviser	46,007
Directors’ fees	6,040
Officers’ fees	6,967
Operating service fees due to adviser	67,193
Total liabilities:	177,359

Net Assets	$116,355,612

Net Assets Consist of:
Common stock	717
Paid-in-capital	75,688,573
Accumulated undistributed net investment income	61,363
Accumulated undistributed net realized gain on investments	6,848,214
Net unrealized appreciation in value of investments	33,756,745

Net Assets	$116,355,612

Shares of beneficial interest outstanding of $0.0001 value per share, 100,000,000 shares authorized	7,174,740

Net Asset Value, offering and redemption price per share ($116,355,612 / 7,174,740)	$16.22

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2007

Investment Income:
Interest	$59,127
Dividends (net of foreign withholding taxes of $3,294)	2,163,211
Total investment income	2,222,338

Expenses:
Operating service fees	871,856
Advisory fees	622,754
Officers’ compensation fees	84,462
Insurance fees	24,474
Directors’ fees	18,334
Interest expense - line of credit	1,662
Total expenses	1,623,542

Net Investment Income	598,796

Realized and Unrealized Gain on Investments
Net realized gain on investment securities	9,959,688
Net change in unrealized appreciation on investment securities	3,880,792
Net gain on investment securities	13,840,480

Net increase in net assets resulting from operations	$14,439,276

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
April 30, 2007

	Year Ended April 30, 2007	Year Ended April 30, 2006

Operations:
Net investment income	$598,796	$730,806
Net realized gain on investment securities	9,959,688	2,031,031
Net change in unrealized appreciation on investment securities	3,880,792	10,974,549
Net increase in net assets resulting from operations	14,439,276	13,736,386

Distributions to Shareholders From:
Net investment income	(1,082,234)	(400,138)
Net realized gains	(3,834,832)	(1,793,586)
Net decrease in net assets from distributions	(4,917,066)	(2,193,724)

Capital Share Transactions:
Proceeds from sale of shares	16,689,778	29,132,220
Reinvested dividends	4,304,645	1,951,354
Cost of shares redeemed	(49,955,109)	(38,661,860)
Net decrease in net assets from capital share transactions	(28,960,686)	(7,578,286)

Net increase/(decrease) in net assets	(19,438,476)	3,964,376

Net Assets:
Beginning of year	135,794,088	131,829,712
End of year(1)	$116,355,612	$135,794,088

(1) Includes accumulated undistributed net investment income of:	$61,363	$544,548

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	For the Year Ended April 30, 2007	For the Year Ended April 30, 2006

Net Asset Value, Beginning of the Year	$14.99	$13.80

Income from Investment Operations:
Net investment income^	0.07	0.08
Net gain/(loss) on securities (both realized and unrealized)^	1.79	1.34
Total from Investment Operations	1.86	1.42

Distributions:
Net realized capital gain	(0.49)	(0.19)
Net investment income	(0.14)	(0.04)
Total Distributions	(0.63)	(0.23)

Net Asset Value, End of Period	$16.22	$14.99

Total Return	12.57%	10.31%

Ratios/Supplemental Data
Net Assets, end of period (in 000s)	$116,356	$135,794
Ratio of expenses to average net assets	1.31%	1.29%
Ratio of net investment income to average net assets	0.48%	0.52%
Portfolio turnover rate	23%	58%

^ Per share amounts calculated based on the average daily shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

	For the Year Ended April 30, 2005	For the Year Ended April 30, 2004	For the Year Ended April 30, 2003

Net Asset Value, Beginning of the Year	$13.47	$10.85	$12.43

Income from Investment Operations:
Net investment income^	0.08	0.03	0.04
Net gain/(loss) on securities (both realized and unrealized)^	0.32	2.63	(1.61)
Total from Investment Operations	0.40	2.66	(1.57)

Distributions:
Net realized capital gain	—	—	—
Net investment income	(0.07)	(0.04)	(0.01)
Total Distributions	(0.07)	(0.04)	(0.01)

Net Asset Value, End of Period	$13.80	$13.47	$10.85

Total Return	2.93%	24.53%	(12.62)%

Ratios/Supplemental Data
Net Assets, end of period (in 000s)	$131,830	$120,141	$73,779
Ratio of expenses to average net assets	1.30%	1.27%	1.22%
Ratio of net investment income to average net assets	0.58%	0.25%	0.42%
Portfolio turnover rate	31%	39%	22%

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended April 30, 2007

1.              ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund’s investment strategy is to seek growth of capital. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

The following is a summary of significant accounting policies consistently followed by The Fund.

a) Investment Valuation — Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by The Fund’s Board of Directors. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board. Securities with maturities of sixty (60) days or less are valued at amortized cost.

b)    Federal Income Taxes — No provision for federal income taxes has been made since The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve The Fund from all federal income taxes.

c)     Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions to shareholders are recorded on the ex-dividend date.

d)    Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

e)     Reclassifications — Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

f)     New Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes which requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of The Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on The Fund’s financial statements, if any.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

g)    Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

2.              CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Year Ended	For the Year Ended
	April 30, 2007	April 30, 2006

Shares Sold	1,096,832	2,003,625
Distributions Reinvested	274,531	133,848
Less Shares Redeemed	(3,254,681)	(2,634,908)
Net Decrease	(1,883,318)	(497,435)

3.              FEDERAL INCOME TAXES AND DISTRIBUTIONS

Unrealized Appreciation and Depreciation on Investments (Tax Basis)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2007 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$33,851,972
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(99,668)
Net unrealized appreciation	$33,752,304
Tax Cost	$82,612,840

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Components of Net Assets (Tax Basis)

As of April 30, 2007, the components of net assets on a tax basis were:

Ordinary income	$61,363
Accumulated net realized gain/(loss) on investments	6,852,655
Net unrealized appreciation/(depreciation) in value of investments	33,752,304
Total	$40,666,322

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted. Accordingly, for the period ended April 30, 2007, certain differences were reclassified. These differences were primarily due to the differing tax treatment of distributions and the amounts reclassified did not affect net assets. The reclassifications were as follows:

	(Over)/Undistributed	Accumulated Capital
	Net Investment Income	Gains/(Losses)
Increase/(Decrease)	253	(253)

Classifications of Distributions

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by The Fund during the last two fiscal years ended April 30, 2007 and 2006, respectively, were as follows:

Distributions paid from:

	2007	2006
Ordinary Income	$1,849,044	$400,138
Long-Term Capital Gain	3,068,022	1,793,586
Total	$4,917,066	$2,193,724

4.              ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. For the year ended April 30, 2007, the Adviser earned advisory fees of $622,754. At April 30, 2007, The Fund owed the Adviser $46,007 for investment management services.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day-to-day operational services, excluding costs of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering The

Fund’s independent directors, The Fund’s allocable share of the salary and related costs for The Fund’s chief compliance officer, and extraordinary expenses. For the year ended April 30, 2007, The Fund incurred independent directors’ fees, insurance premiums, and chief compliance officer’s fees of $18,334, $24,474, and $84,462, respectively. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to The Fund’s daily net assets. For the year ended April 30, 2007, the Adviser earned fees of $871,856. At April 30, 2007, The Fund owed the Adviser $67,193 for operating service fees.

The Fund and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Mutual Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to administrative, bookkeeping, and pricing services.

The Fund and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Mutual Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to transfer agent, dividend disbursing, and record keeping services.

The Fund and the Adviser have entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/ distributor of The Fund.

Certain directors and officers of The Fund are directors and officers of the Adviser.

5.              INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short-term investments and U.S. government obligations, by The Fund for the year ended April 30, 2007, were as follows:

Purchases:	$27,660,255
Sales:	$66,872,509

6.              REVOLVING LINE OF CREDIT

Revolving Credit Agreement — The Fund has a $10,000,000 Revolving Credit Agreement with Fifth Third Bank. Borrowings under this arrangement are secured by investments held in The Fund’s portfolio and bear interest at the Federal Funds Rate of Fifth Third Bank in effect on the day the loan is made plus 1.50%. For the fiscal year ended April 30, 2007 the average amount borrowed was $14,400 at the average interest rate of 6.66%. As of April 30, 2007 there was no outstanding balance.

7.              BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2007, Charles Schwab & Co., owned of record in aggregate more than 32.53% of The Henssler Equity Fund. The shares are held under an omnibus account (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

ADDITIONAL INFORMATION
For the Year Ended April 30, 2007

1.              N-Q DISCLOSURE (UNAUDITED)

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For The Henssler Equity Fund this would be for the fiscal quarters ending July 31 and January 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Henssler Equity Fund’s Forms N-Q will be available on the SEC’s web site at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

2.              PROXY PROCEDURES (UNAUDITED)

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies related to securities (“portfolio proxies”) held by the Portfolio. A description of the Company’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s web site at www.sec.gov. In addition, The Fund will be required to file new Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Company’s Form N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s web site at www.sec.gov.

3.              DIRECTORS AND OFFICERS (UNAUDITED)

The business affairs of The Henssler Equity Fund (“The Fund”) are managed under the direction of The Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the Directors and Officers of The Fund are set forth below. Directors who are not deemed to be “interested persons” of The Fund as defined in the Investment Company act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available without change upon request by calling toll-free 1-800-936-3863.

4.              TAX DESIGNATIONS (UNAUDITED)

The Fund designates the following for federal income tax purposes for the year ended April 30, 2007:

Qualified Dividend Income	33.05%
Corporate Dividends Received Deduction	32.38%

5.              REVIEW AND APPROVAL OF NEW AND CONTINUING SERVICES (UNAUDITED)

The Independent Directors of The Fund met privately on June 29, 2006, to review the Investment Advisory Agreement and various information requested from and provided by the Adviser. The Board then discussed the factors considered by the Independent Directors including, without limitation, the following:

(i)    The nature, extent and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to The Fund, including, without limitation, its investment advisory and administrative services since The Fund’s inception, and its coordination of services and marketing efforts for The Fund. After reviewing the foregoing information, the Board concluded that the nature, extent and quality of the services provided by the Adviser was satisfactory and adequate for The Fund.

(ii)   The investment performance of The Fund and Adviser. In this regard, the Board compared the performance of The Fund with the performance of benchmark index and comparable funds managed by the other advisers. The Board also considered the consistency of the Adviser’s management of The Fund with The Fund’s investment objective and policies (i.e., no “style drift”), and long-term performance of The Fund. Following further consideration and discussion of the foregoing information, the Board concluded that the investment performance of The Fund and the Adviser was satisfactory.

(iii)  The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with The Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to The Fund and the Adviser by the principals of the Adviser; the asset levels of The Fund, and the overall actual expenses of The Fund relative to the fees received by the Adviser under both the Advisory and Operating Services Agreements. The Board compared the fees and expenses of The Fund to other funds comparable to The Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. It was noted that some comparative funds listed were part of larger fund families that have the ability to spread costs across all its funds. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by The Fund were fair and reasonable.

(iv)  The extent to which economies of scale would be realized as The Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of The Fund’s investors. In this regard, the Board considered The Fund’s fee arrangements with the Adviser and The Fund’s fee arrangements with other service providers. The Board also considered that the actual operating expenses of The Fund have historically exceeded the amounts paid to the Adviser pursuant to the Operating Services Agreement. The Board determined that with the history of The Fund since inception, and in consideration of an operating services arrangement in which the Adviser is responsible for Fund operating expenses, The Fund’s fee arrangements with the Adviser continue to benefit The Fund’s investors, and it would be premature to consider potential changes, if any, to the fee structure. It was noted that the total expense level for The Fund had decreased from 1.30% to 1.29%.

Based upon its evaluation of the information, materials and factors described above, the Directors concluded for The Fund: (i) that the terms of the Investment Advisory Agreement were reasonable and fair; (ii) that they were satisfied with the Adviser’s services, personnel and investment strategy; and (iii) that it was in the best interest of The Fund and its investors to renew the Investment Advisory Agreement.

INDEPENDENT DIRECTORS & OFFICERS
April 30, 2007

Independent Directors

			Number of Portfolios	Other
		Length of	in Fund Complex	Directorships
Name, Age and Address	Position	Time Served	Overseen by Director	Held

Robert E. Nickels (64)	Director	Since 2002	One	None
2 Delegal’s Retreat
Savannah, GA 31411
Principal Occupation During past 5 years:
Retired

David P. O’Brien, M.D. (66)	Director	Since 2004	One	None
2626 Brookwood Drive
Atlanta, GA 30305
Principal Occupation During past 5 years:
M.D. Urologist

Joseph W. Owen (45)	Director	Since 2004	One	None
126 Riverview Drive
Suwanee, GA 30024
Principal Occupation During past 5 years:
Vice President, XcelleNet, Inc.

Additional Directors and Officers

			Number of Portfolios	Other
		Length of	in Fund Complex	Directorships
Name, Age and Address	Position	Time Served	Overseen by Director	Held

Gene W. Henssler, Ph.D. (67)	Director,	Since 1998	One	None
3735 Cherokee Street	President,
Kennesaw, GA 30144	Co-Portfolio Manager
Principal Occupation During past 5 years:
President, G.W. Henssler & Associates, Ltd.; Co-Portfolio Manager, The Henssler Equity Fund

Patricia T. Henssler, C.P.A. (52)	Director,	Since 1998	One	None
3735 Cherokee Street	Executive V.P.,
Kennesaw, GA 30144	Treasurer
Principal Occupation During past 5 years:
Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC

William G. Lako, Jr., CFP ® (36)	Vice President,	Since 1998	One	Cherokee
3735 Cherokee Street	Secretary			National
Kennesaw, GA 30144				Trust
Principal Occupation During past 5 years:
Principal, G.W. Henssler & Associates, Ltd.

Scott L. Keller, CFA (40)	Vice President	Since 1998	One	Cherokee
3735 Cherokee Street				National
Kennesaw, GA 30144				Trust
Principal Occupation During past 5 years:
Principal, G.W. Henssler & Associates, Ltd.

Theodore L. Parrish, CFA (34)	Vice President,	Since 1998	One	None
3735 Cherokee Street	Co-Portfolio
Kennesaw, GA 30144	Manager
Principal Occupation During past 5 years:
Principal, G.W. Henssler & Associates, Ltd.; Co-Portfolio Manager, The Henssler Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
April 30, 2007

To The Shareholders and

Board of Directors of

The Henssler Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Henssler Equity Fund as of April 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to April 30, 2006 were audited by other auditors, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Henssler Equity Fund as of April 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

June 18, 2007

ADVISER

Henssler Asset Management, LLC

3735 Cherokee Street

Kennesaw, Georgia 30144

DISTRIBUTOR

ALPS Distributors, Inc.

P.O. Box 8796

Denver, Colorado 80201

CUSTODIAN

The Fifth Third Bank, N.A.

38 Fountain Square Plaza

Cincinnati, Ohio 45263

TRANSFER, RECEPTION,

AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.

P.O. Box 8796

Denver, Colorado 80201

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy.

Suite 1100

Westlake, Ohio 44145-1594

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

600 Peachtree Street, N.E.

Suite 2400

Atlanta, GA 30308

Item 2.            Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.            Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4.            Principal Accountant Fees and Services.

(a)                            Audit Fees:  For the registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed to the registrant for  professional services rendered by the principal accountant for the  audit of the registrant’s annual financial statements were $13,900  for the fiscal year ended April 30, 2007 and $13,500 for the fiscal  year ended April 30, 2006.

(b)                           Audit-Related Fees:  In registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006. In registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006.

(c)                            Tax Fees:  For the registrant’s fiscal years ended April 30, 2007 and April 30, 2006, aggregate fees of $1000 and $950, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended April 30, 2007 and April 30, 2006, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)                           All other Fees:  In registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006.  For the registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006.

(e)(1)              Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2)              No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not applicable.

(g)                           Aggregate Non-Audit Fees:  In registrant’s fiscal years ended April 30, 2007 and April 30, 2006, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006. In registrant’s fiscal years ended April 30, 2007 and April, 2006, the aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended April 30, 2007 and $0 for the fiscal year ended April 30, 2006.

(h)                           Not applicable.

Item 5.            Audit Committee of Listed Registrants.

Not applicable.

Item 6.            Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                     Purchases of Equity Securities by Closed-End Management Investment Companies.

Not applicable.

Item 10.          Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.          Controls and Procedures.

(a)                            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)              The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)              Not applicable.

(b)                           The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President (Principal Executive Officer)

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President (Principal Executive Officer)

Date:	July 9, 2007

By:	/s/ Patricia T. Henssler
Patricia T. Henssler
Financial Officer (Principal Executive Officer)

Date:	July 9, 2007